 Exhibit 10.2

AFFIRMATION OF SUBORDINATION AND INTERCREDITOR AGREEMENT

THIS AFFIRMATION OF SUBORDINATION AND INTERCREDITOR AGREEMENT is made as of March 28, 2013 (“Affirmation”), by the undersigned creditor (“Creditor”) for the benefit of Comerica Bank (“Bank”).

RECITALS

A.           GLOWPOINT, INC. (“Borrower”) and Bank are parties to that certain Loan and Security Agreement dated as of October 1, 2012, as may be amended from time to time (the “Agreement”).

B.           In connection with the Agreement, Creditor entered into that certain Subordination and Intercreditor Agreement dated as of October 1, 2012 (the “Subordination Agreement”).

C.           Borrower and Bank desire to amend the Agreement in accordance with the terms of that certain First Amendment to Loan and Security Agreement dated as of the date hereof (the “Amendment”).  Bank has agreed to enter into the Amendment, provided, among other things, that Creditor consents to the entry by Borrower into the Amendment and related documents, and agrees that the Subordination and Intercreditor Agreement will remain effective.

AGREEMENT

NOW, THEREFORE, the parties agree as follows:

1. Creditor consents to the execution, delivery and performance by the Borrower of the Amendment.  The Subordination and Intercreditor Agreement shall remain in full force and effect, on the terms and conditions set forth therein, with respect to all of Borrower’s obligations to Bank under the Agreement.

2. The Subordination and Intercreditor Agreement shall remain in full force and effect.

3. Creditor confirms that it has no defenses against its obligations under the Subordination and Intercreditor Agreement.  Creditor represents and warrants that the representations and warranties contained in the Subordination and Intercreditor Agreement are true and correct as of the date of this Affirmation.

4. Unless otherwise defined, all capitalized terms in this Affirmation shall be as defined in the Subordination and Intercreditor Agreement.  This Affirmation may be signed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one instrument.

[Remainder of page intentionally left blank.  Signature page follows.]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

“Creditor”

ESCALATE CAPITAL PARTNERS SBIC, L.P.

By:  Escalate SBIC Capital Management, LLC,
its general partner

By: /s/ William A. Schell
Name: William A. Schell
Title: Member

“Bank”

COMERICA BANK

By: /s/ Ramesh Bart

Title: Vice President

The undersigned approves of the terms of this Agreement.

“Borrower”

GLOWPOINT, INC.

By: /s/ Peter Holst

Title: President and Chief Executive Officer